     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 25, 1996


                                                       REGISTRATION NO. 333-2897
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 5
                                       TO


                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

               SALOMON INC                                   DELAWARE                                   22-1660266
           SI FINANCING TRUST I                              DELAWARE                               TO BE APPLIED FOR
        (EXACT NAME OF REGISTRANT                  (STATE OR OTHER JURISDICTION            (I.R.S. EMPLOYER IDENTIFICATION NO.)
       AS SPECIFIED IN ITS CHARTER)             OF INCORPORATION OR ORGANIZATION)

                            SEVEN WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                                 (212) 783-7000
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------
                       ARNOLD S. OLSHIN, ESQ., SECRETARY
                                  SALOMON INC
                            SEVEN WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                                 (212) 783-7000
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                            ------------------------

                                   COPIES TO:

         GREGORY M. SHAW, ESQ.                   ALLAN G. SPERLING, ESQ.
        CRAVATH, SWAINE & MOORE            CLEARY, GOTTLIEB, STEEN & HAMILTON
           825 EIGHTH AVENUE                        ONE LIBERTY PLAZA
       NEW YORK, NEW YORK 10019                 NEW YORK, NEW YORK 10006


                            ------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE
PUBLIC: As soon as practicable on or after the effective date of this Registration Statement.

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 (the 'Securities Act'), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. /x/

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering.  / /
- -------

    If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /
- -------

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. /x/
                            ------------------------

                        CALCULATION OF REGISTRATION FEE


                                                                          PROPOSED MAXIMUM    PROPOSED MAXIMUM
                                                                           OFFERING PRICE        AGGREGATE            AMOUNT OF
                                                        AMOUNT TO BE            PER               OFFERING           REGISTRATION
 TITLE OF EACH CLASS OF SECURITIES TO BE REGISTERED     REGISTERED(1)      UNIT(1)(2)(3)       PRICE(1)(2)(3)           FEE(1)
- ------------------------------------------------------------------------------------------------------------------------------------
Units...............................................
Preferred Securities................................
Guarantee of Preferred Securities by Salomon Inc and
  certain back-up undertakings(4)...................
Subordinated Debt Securities........................
Purchase Contracts..................................
Cumulative Preferred Stock Series F (without par
  value)............................................
Depositary Shares...................................

- ------------------------------------------------------------------------------------------------------------------------------------
        Total.......................................   $287,500,000(5)           100%         $287,500,000(5)         $99,137.93


(1) Pursuant to Rule 457(o) under the Securities Act, which permits the registration fee to be calculated on the basis of the maximum aggregate offering price of all the securities listed, the table does not specify by each class information as to the amount to be registered, proposed maximum offering price per unit or proposed maximum aggregate offering price. The proposed maximum aggregate offering price of all the securities listed includes the consideration required to be paid in connection with the settlement of the Purchase Contracts.
(2) Estimated solely for the purpose of calculating the registration fee.
(3) Exclusive of accrued interest and dividends, if any.
(4) No separate consideration will be received for the Guarantee. The Guarantee includes the rights of holders of the Preferred Securities under the Guarantee and certain back-up undertakings, comprised of obligations of Salomon Inc under the Indenture and pursuant to the Declaration to provide certain indemnities in respect of, and be responsible for certain costs, expenses, debts and liabilities of SI Financing Trust I, as described in the Registration Statement. All obligations under the Declaration, including the indemnity obligation, are included in the back-up undertakings.

(5) There is also being registered an indeterminate amount of all the types of securities being registered hereunder that may be offered and sold by affiliates of the Company, including Salomon Brothers Inc, in market-making transactions at negotiated prices relating to prevailing market prices at the time of sale.

                            ------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR
DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF
THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT
SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(A), MAY DETERMINE.
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.*


Commission Registration Fee..........................................  $ 99,137.93
Accounting Fees......................................................    30,000.00
Trustees', Unit Agent's, Collateral Agent's and Preferred Stock
  Depositary's Fees and Expenses.....................................    16,000.00
Blue Sky Fees and Expenses...........................................    15,000.00
Printing and Engraving Fees..........................................   175,000.00
Rating Agency Fees...................................................    40,000.00
NASD Fee.............................................................    29,250.00
NYSE Listing Fee.....................................................    32,650.00
Legal Fees and Expenses..............................................   350,000.00
Miscellaneous........................................................         0.00
                                                                       -----------
     Total Expenses..................................................  $787,037.93
                                                                       -----------
                                                                       -----------

- ------------------
* All amounts are estimated except for the Commission registration fee and the NASD fee.

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Reference is made to Section 145 of the Delaware General Corporation Law which provides for indemnification of directors and officers in certain circumstances.

     Article Fourteenth of the Company's Certificate of Incorporation provides for indemnification of directors and officers of the Company against certain liabilities incurred as a result of their duties as such and Article Sixteenth of the Company's Certificate of Incorporation provides for the elimination of the monetary liability of directors for certain actions as such. The Company's Certificate of Incorporation, as amended, is filed as Exhibit 4(a) to the Registration Statement on Form S-3 (No. 2-84733) filed June 29, 1983, Exhibit 3 to the Quarterly Report on Form 10-Q for the quarter ended June 30, 1986,
Exhibit 3 to the Quarterly Report on Form 10-Q for the quarter ended June 30, 1987, Exhibit 4 to the Quarterly Report on Form 10-Q for the quarter ended September 30, 1987, Exhibit A to Exhibit 1 to Registration Statement on Form 8-A filed February 11, 1988, Exhibit 3 to Current Report on Form 8-K dated June 13, 1991, Exhibit 4(a) to Current Report on Form 8-K dated February 22, 1993, and
Exhibit 4(a) to Current Report on Form 8-K dated February 12, 1996.

     The Company maintains insurance policies covering liabilities of directors and officers to the extent not covered by indemnification from the Company, subject to the conditions and exclusions of the policies, deductible provisions, a maximum amount of coverage of $35 million and disputes with insurers about availability of coverage.

     For the undertaking with respect to indemnification, see Item 17 herein.


     See the Form of Underwriting Agreement filed as Exhibit 1 for certain indemnification provisions.

ITEM 16. EXHIBITS.


1        --   Form of Underwriting Agreement.+
4(a)     --   Certificate of Incorporation of the Company, as amended (incorporated by reference to Exhibits 3 to
              Quarterly Reports on Form 10-Q for the quarters ended June 30, 1987 and June 30, 1986, Exhibit 4(a) to
              Registration Statement Number 2-84733 on Form S-3 filed June 30, 1983, Exhibit 4 to Quarterly Report on Form 10-Q for the quarter ended September 30, 1987, Exhibit A to Exhibit 1 to Registration
              Statement on Form 8-A filed February 11, 1988, Exhibit 3 to Current Report on Form 8-K dated June 13,
              1991, Exhibit 4(a) to Current Report on Form 8-K dated February 22, 1993 and Exhibit 4(a) to Current
              Report on Form 8-K dated February 12, 1996).
4(b)     --   By-laws of the Company, as amended (incorporated by reference to Exhibit 3(b) to the Annual Report on
              Form 10-K for the year ended December 31, 1995).
4(c)     --   Certificate of Trust of SI Financing Trust I.**
4(d)     --   Declaration of Trust of SI Financing Trust I between Salomon Inc, as Sponsor, and Nazareth A.
              Festekjian, Philip U. Tremmel, Marwan A. Marshi, Chemical Bank and Chemical Bank Delaware, not in
              their individual capacities but solely as Trustees.**
4(e)     --   Indenture dated as of December 1, 1988 between Salomon Inc and Bankers Trust Company, as Trustee
              (incorporated by reference from Exhibit 7 to the Company's Current Report on Form 8-K dated February
              12, 1996).
4(f)     --   First Supplemental Indenture dated as of September 7, 1990 to Indenture dated as of December 1, 1988 betweeen Salomon Inc and Bankers Trust Company, as Trustee (incorporated by reference from Exhibit
              4(b) to Registration Statement No. 33-39502).
4(g)     --   Second Supplemental Indenture dated as of December 14, 1993 to Indenture dated as of December 1, 1988 between Salomon Inc and Bankers Trust Company, as Trustee (incorporated by reference from Exhibit 4(m)
              to Registration Statement No. 33-48199).
4(h)     --   Form of Third Supplemental Indenture dated as of                1996 to Indenture dated as of December 1, 1988
              between Salomon Inc and Bankers Trust Company, as Trustee.+
4(i)     --   Form of Amended and Restated Declaration of Trust of SI Financing Trust I (including as an exhibit thereto the Form of Preferred Security).+
4(j)     --   Form of Subordinated Debt Security (included in exhibit 4(h).+
4(k)     --   Form of Pledge Agreement between Salomon Inc, The Bank of New York, as Collateral Agent, and Chemical
              Bank, as Unit Agent.+
4(l)     --   Form of Unit Agreement between Salomon Inc and Chemical Bank, as Unit Agent (including as an exhibit thereto the Form of Unit Certificate).+
4(m)     --   Form of Guarantee with respect to Preferred Securities.+
4(n)     --   Form of Certificate of Designations relating to the Series F Preferred Stock.+
4(o)     --   Form of Certificate of Series F Preferred Stock, without par value, of the Company.+

4(p)     --   Form of Deposit Agreement (including as an exhibit thereto the Form of Depositary Receipt).+
5(a)     --   Opinion of Cravath, Swaine & Moore.+
5(b)     --   Opinion of Morris, Nichols, Arsht & Tunnell.+
8        --   Opinion re: Tax Matters.+
12       --   Calculation of Ratios of Earnings to Fixed Charges (incorporated by reference to Exhibit 12(a) to the
              Company's Annual Report on Form 10-K for the year ended December 31, 1995).
23(a)    --   Consent of Arthur Andersen LLP.+
23(b)    --   Consent of Cravath, Swaine & Moore (included in Exhibits 5(a) and 8).+
23(c)    --   Consent of Morris, Nichols, Arsht & Tunnell (included in exhibit 5(b)).+

24(a)    --   Powers of Attorney with respect to the Company.+
24(b)    --   Powers of Attorney with respect to SI Financing Trust I (included in Exhibit 4(d)).+
25(a)    --   Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Bankers Trust Company, as
              Trustee under the Indenture.+
25(b)    --   Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Chemical Bank, as Property
              Trustee under the Amended and Restated Declaration of Trust of SI Financing Trust I.+
25(c)    --   Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Chemical Bank, as Guarantee
              Trustee under the Guarantee of Salomon Inc for the benefit of the holders of Preferred Securities of
              SI Financing Trust I.+


- ------------------

** Previously filed.
+ Filed herewith.


ITEM 17. UNDERTAKINGS


     The undersigned registrants hereby undertake:

     (1) To file, during any period in which offers or sales are being made of the securities registered hereby, a post-effective amendment to this registration statement:

          (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended;

          (ii) to reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment hereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement; and


          (iii) to include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement;

provided, however, that the undertakings set forth in clauses (i) and (ii) above do not apply if the information required to be included in a post-effective amendment by those clauses is contained in periodic reports filed by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934, as amended, that are incorporated by reference in this registration statement.

     (2) That, for the purpose of determining any liability under the Securities Act of 1933, as amended, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (4) That, for purposes of determining any liability under the Securities Act of 1933, as amended, each filing of the Company's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934, as amended, that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (5) Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Company pursuant to the provisions described under Item 15 above, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered hereby, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.


     (6) That, for purposes of determining any liability under the Securities

Act of 1933, as amended, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrants pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.



     (7) That, for the purpose of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, SALOMON INC AND SI FINANCING TRUST I EACH HEREBY CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT OR AMENDMENT THERETO TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF NEW YORK, STATE OF NEW YORK, ON THE 25TH DAY OF JUNE, 1996.


                                          SI FINANCING TRUST I
                                          BY: SALOMON INC, as Sponsor

                                          By:        /s/ ARNOLD S. OLSHIN
                                               (Arnold S. Olshin, Secretary)

                                          SALOMON INC

                                          By:        /s/ ARNOLD S. OLSHIN
                                               (Arnold S. Olshin, Secretary)

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT OR AMENDMENT THERETO HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES WITH SALOMON INC AND ON THE DATES INDICATED.


       SIGNATURES                         TITLE                        DATE
- ------------------------  --------------------------------------  --------------

           *              Chief Executive Officer, Chairman and   June 25, 1996
   (Robert E. Denham)       Director

           *              Chief Financial Officer                 June 25, 1996
   (Jerome H. Bailey)

 /s/ RICHARD J. CARBONE   Principal Accounting Officer and        June 25, 1996
  (Richard J. Carbone)      Controller

           *              Director                                June 25, 1996
  (Dwayne O. Andreas)

           *              Director                                June 25, 1996
  (Warren E. Buffett)

           *              Director                                June 25, 1996
   (Claire M. Fagin)

           *              Director                                June 25, 1996
  (John L. Haseltine)


           *              Director                                June 25, 1996
  (Gedale B. Horowitz)

           *              Director                                June 25, 1996
  (Deryck C. Maughan)

           *              Director                                June 25, 1996
   (David O. Maxwell)

           *              Director                                June 25, 1996
    (William F. May)

           *              Director                                June 25, 1996
  (Charles T. Munger)

           *              Director                                June 25, 1996
    (Shigeru Myojin)

           *              Director                                June 25, 1996
   (Louis A. Simpson)

           *              Director                                June 25, 1996
   (Robert G. Zeller)


- ------------------
* The undersigned, by signing his name hereto, does hereby sign this registration statement or amendment thereto on behalf of each of the above-indicated directors and officers of Salomon Inc pursuant to powers of attorney executed on behalf of each such director and officer.

By:        /s/ ARNOLD S. OLSHIN
            (Arnold S. Olshin,
          Attorney-in-Fact)

                               INDEX TO EXHIBITS


                                                                                                       SEQUENTIALLY
EXHIBIT                                                                                                  NUMBERED
NUMBER                                                EXHIBIT                                              PAGE
- -------        -------------------------------------------------------------------------------------   ------------
1         --   Form of Underwriting Agreement.+
4(a)      --   Certificate of Incorporation of the Company, as amended (incorporated by reference to
               Exhibits 3 to Quarterly Reports on Form 10-Q for the quarters ended June 30, 1987 and
               June 30, 1986, Exhibit 4(a) to Registration Statement Number 2-84733 on Form S-3
               filed June 30, 1983, Exhibit 4 to Quarterly Report on Form 10-Q for the quarter ended
               September 30, 1987, Exhibit A to Exhibit 1 to Registration Statement on Form 8-A
               filed February 11, 1988, Exhibit 3 to Current Report on Form 8-K dated June 13, 1991,
               Exhibit 4(a) to Current Report on Form 8-K dated February 22, 1993 and Exhibit 4(a)
               to Current Report on Form 8-K dated February 12, 1996).
4(b)      --   By-laws of the Company, as amended (incorporated by reference to Exhibit 3(b) to the
               Annual Report on Form 10-K for the year ended December 31, 1995).
4(c)      --   Certificate of Trust of SI Financing Trust I.**
4(d)      --   Declaration of Trust of SI Financing Trust I between Salomon Inc, as Sponsor, and
               Nazareth A. Festekjian, Philip U. Tremmel, Marwan A. Marshi, Chemical Bank and
               Chemical Bank Delaware, not in their individual capacities but solely as Trustees.**
4(e)      --   Indenture dated as of December 1, 1988 between Salomon Inc and Bankers Trust Company, as Trustee (incorporated by reference from Exhibit 7 to the Company's Current Report on Form 8-K dated February 12, 1996).
4(f)      --   First Supplemental Indenture dated as of September 7, 1990 to Indenture dated as of
               December 1, 1988 between Salomon Inc and Bankers Trust Company, as Trustee
               (incorporated by reference from Exhibit 4(b) to Registration Statement No. 33-39502).
4(g)      --   Second Supplemental Indenture dated as of December 14, 1993 to Indenture dated as of
               December 1, 1988 between Salomon Inc and Bankers Trust Company, as Trustee
               (incorporated by reference from Exhibit 4(m) to Registration Statement No. 33-48199).
4(h)      --   Form of third Supplemental Indenture dated as of                , 1996 to Indenture dated as
               of December 1, 1988 between Salomon Inc and Bankers Trust Company, as Trustee.+
4(i)      --   Form of Amended and Restated Declaration of Trust of SI Financing Trust I (including as an exhibit thereto the Form of Preferred Security).+
4(j)      --   Form of Subordinated Debt Security (included in exhibit 4(h)).+
4(k)      --   Form of Pledge Agreement between Salomon Inc, The Bank of New York, as Collateral
               Agent, and Chemical Bank, as Unit Agent.+
4(l)      --   Form of Unit Agreement between Salomon Inc and Chemical Bank, as Unit Agent
               (including as an exhibit thereto the Form of Unit Certificate).+
4(m)      --   Form of Guarantee with respect to Preferred Securities.+
4(n)      --   Form of Certificate of Designations relating to the Series F Preferred Stock.+
4(o)      --   Form of Certificate of Series F Preferred Stock, without par value, of the Company.+

                                                                                                       SEQUENTIALLY

                                                                                                         NUMBERED
EXHIBIT                                                                                                    PAGE
NUMBER                                                EXHIBIT                                               -
- -------        -------------------------------------------------------------------------------------
4(p)      --   Form of Deposit Agreement (including as an exhibit thereto the Form of Depositary Receipt).+
5(a)      --   Opinion of Cravath, Swaine & Moore.+
5(b)      --   Opinion of Morris, Nichols, Arsht & Tunnell.+
8         --   Opinion re: Tax Matters.
12        --   Calculation of Ratios of Earnings to Fixed Charges (incorporated by reference to
               Exhibit 12(a) to the Company's Annual Report on Form 10-K for the year ended December
               31, 1995).
23(a)     --   Consent of Arthur Andersen LLP.+
23(b)     --   Consent of Cravath, Swaine & Moore (included in Exhibits 5(a) and 8).+
23(c)     --   Consent of Morris, Nichols, Arsht & Tunnell (included in Exhibit 5(b)).+
24(a)     --   Powers of Attorney with respect to the Company.+
24(b)     --   Powers of Attorney with respect to SI Financing Trust I (included in Exhibit 4(d)).+
25(a)     --   Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Bankers
               Trust Company, as Trustee under the Indenture.+
25(b)     --   Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Chemical
               Bank, as Property Trustee under the Amended and Restated Declaration of Trust of SI
               Financing Trust I.+
25(c)     --   Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Chemical
               Bank, as Guarantee Trustee under the Guarantee of Salomon Inc for the benefit of the holders of Preferred Securities of SI Financing Trust I.+


- ------------------

** Previously filed.
 + Filed herewith.

                        POWER OF ATTORNEY

          WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register securities, including, without limitation, debt securities, preferred stock, preferred stock purchase contracts, depositary shares, a guarantee and trust issued preferred securities.

          NOW, THEREFORE, I, in my capacity as a director of Salomon Inc hereby appoint Richard J. Carbone and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

          IN WITNESS THEREOF, I have executed this instrument this 21st day of April, 1996.

                                 /s/ ROBERT E. DENHAM
                                 -------------------------------
                                 Robert E. Denham

                        POWER OF ATTORNEY

          WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register securities, including, without limitation, debt securities, preferred stock, preferred stock purchase contracts, depositary shares, a guarantee and trust issued preferred securities.

          NOW, THEREFORE, I, in my capacity as a director of Salomon Inc hereby appoint Richard J. Carbone and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

          IN WITNESS THEREOF, I have executed this instrument
this   day of      1996.

                                 /s/ JEROME H. BAILEY
                                 -------------------------------
                                 Jerome H. Bailey

                        POWER OF ATTORNEY

          WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register securities, including, without limitation, debt securities, preferred stock, preferred stock purchase contracts, depositary shares, a guarantee and trust issued preferred securities.

          NOW, THEREFORE, I, in my capacity as a director of Salomon Inc hereby appoint Richard J. Carbone and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

          IN WITNESS THEREOF, I have executed this instrument
this   day of      1996.

                                 /s/ DWAYNE O. ANDREAS
                                 -------------------------------
                                 Dwayne O. Andreas

                        POWER OF ATTORNEY

          WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register securities, including, without limitation, debt securities, preferred stock, preferred stock purchase contracts, depositary shares, a guarantee and trust issued preferred securities.

          NOW, THEREFORE, I, in my capacity as a director of Salomon Inc hereby appoint Richard J. Carbone and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

          IN WITNESS THEREOF, I have executed this instrument
this   day of      1996.

                                 /s/ WARREN E. BUFFETT
                                 -------------------------------
                                 Warren E. Buffett

                        POWER OF ATTORNEY

          WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register securities, including, without limitation, debt securities, preferred stock, preferred stock purchase contracts, depositary shares, a guarantee and trust issued preferred securities.

          NOW, THEREFORE, I, in my capacity as a director of Salomon Inc hereby appoint Richard J. Carbone and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

          IN WITNESS THEREOF, I have executed this instrument this 19th day of April, 1996.

                                 /s/ CLAIRE M. FAGIN
                                 -------------------------------
                                 Claire M. Fagin

                        POWER OF ATTORNEY

          WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register securities, including, without limitation, debt securities, preferred stock, preferred stock purchase contracts, depositary shares, a guarantee and trust issued preferred securities.

          NOW, THEREFORE, I, in my capacity as a director of Salomon Inc hereby appoint Richard J. Carbone and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

          IN WITNESS THEREOF, I have executed this instrument
this   day of      1996.

                                 /s/ JOHN L. HASELTINE
                                 -------------------------------
                                 John L. Haseltine

                        POWER OF ATTORNEY

          WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register securities, including, without limitation, debt securities, preferred stock, preferred stock purchase contracts, depositary shares, a guarantee and trust issued preferred securities.

          NOW, THEREFORE, I, in my capacity as a director of Salomon Inc hereby appoint Richard J. Carbone and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

          IN WITNESS THEREOF, I have executed this instrument this 22nd day of April, 1996.

                                 /s/ GEDALE B. HOROWITZ
                                 -------------------------------
                                 Gedale B. Horowitz

                        POWER OF ATTORNEY

          WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register securities, including, without limitation, debt securities, preferred stock, preferred stock purchase contracts, depositary shares, a guarantee and trust issued preferred securities.

          NOW, THEREFORE, I, in my capacity as a director of Salomon Inc hereby appoint Richard J. Carbone and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

          IN WITNESS THEREOF, I have executed this instrument
this   day of      1996.

                                 /s/ DERYCK C. MAUGHAN
                                 -------------------------------
                                 Deryck C. Maughan

                        POWER OF ATTORNEY

          WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register securities, including, without limitation, debt securities, preferred stock, preferred stock purchase contracts, depositary shares, a guarantee and trust issued preferred securities.

          NOW, THEREFORE, I, in my capacity as a director of Salomon Inc hereby appoint Richard J. Carbone and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

          IN WITNESS THEREOF, I have executed this instrument this 19th day of April, 1996.

                                 /s/ DAVID O. MAXWELL
                                 -------------------------------
                                 David O. Maxwell

                        POWER OF ATTORNEY

          WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register securities, including, without limitation, debt securities, preferred stock, preferred stock purchase contracts, depositary shares, a guarantee and trust issued preferred securities.

          NOW, THEREFORE, I, in my capacity as a director of Salomon Inc hereby appoint Richard J. Carbone and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

          IN WITNESS THEREOF, I have executed this instrument this 19th day of April, 1996.

                                 /s/ WILLIAM F. MAY
                                 -------------------------------
                                 William F. May

                        POWER OF ATTORNEY

          WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register securities, including, without limitation, debt securities, preferred stock, preferred stock purchase contracts, depositary shares, a guarantee and trust issued preferred securities.

          NOW, THEREFORE, I, in my capacity as a director of Salomon Inc hereby appoint Richard J. Carbone and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

          IN WITNESS THEREOF, I have executed this instrument this 22nd day of April, 1996.

                                 /s/ CHARLES T. MUNGER
                                 -------------------------------
                                 Charles T. Munger

                        POWER OF ATTORNEY

          WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register securities, including, without limitation, debt securities, preferred stock, preferred stock purchase contracts, depositary shares, a guarantee and trust issued preferred securities.

          NOW, THEREFORE, I, in my capacity as a director of Salomon Inc hereby appoint Richard J. Carbone and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

          IN WITNESS THEREOF, I have executed this instrument
this   day of      1996.

                                 /s/ SHIGERU MYOJIN
                                 -------------------------------
                                 Shigeru Myojin

                        POWER OF ATTORNEY

          WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register securities, including, without limitation, debt securities, preferred stock, preferred stock purchase contracts, depositary shares, a guarantee and trust issued preferred securities.

          NOW, THEREFORE, I, in my capacity as a director of Salomon Inc hereby appoint Richard J. Carbone and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

          IN WITNESS THEREOF, I have executed this instrument
this   day of      1996.

                                 /s/ LOUIS A. SIMPSON
                                 -------------------------------
                                 Louis A. Simpson

                        POWER OF ATTORNEY

          WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register securities, including, without limitation, debt securities, preferred stock, preferred stock purchase contracts, depositary shares, a guarantee and trust issued preferred securities.

          NOW, THEREFORE, I, in my capacity as a director of Salomon Inc hereby appoint Richard J. Carbone and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

          IN WITNESS THEREOF, I have executed this instrument this 19th day of April, 1996.

                                 /s/ ROBERT G. ZELLER
                                 -------------------------------
                                 Robert G. Zeller